UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 987-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On January 16, 2024, the Board of Directors (the “Board”) of Diodes Incorporated (the “Company”) filled an existing Board vacancy by electing Gary Yu as a member of the Board. Following Mr. Yu’s appointment, the Board will be comprised of eight directors. Mr. Yu is not being assigned to any committees of the Board unless and until he is elected to the Board at the Company’s shareholder meeting, currently scheduled to be held in May 2024.

Mr. Yu is the Company’s President and has served in that role since December 26, 2023. Prior to being appointed President Mr. Yu was the Company's COO since February 9, 2023. Prior to becoming COO, Mr. Yu served as Senior Vice President with responsibility for Business Groups and the integration of Lite-On Semiconductor Corporation. Prior roles in the Company included President, Asia Pacific Region; General Manager of the Company’s Shanghai wafer fabrication operation and the Company's BCD business unit; Vice President of Asia Pacific Sales; and manager of the Company’s sensor and satellite business unit. Prior to joining the Company, Mr. Yu spent over ten years at Lite-On Semiconductor Corporation as Vice President, Worldwide Sales and at Texas Instruments in IT, finance and capacity planning positions. Mr. Yu holds a bachelor’s degree in MIS from Fu-Jen University, Taiwan, a master’s degree in Telecommunication Engineering from Southern Methodist University, and an MBA from the University of Dallas.

Mr. Yu is married to the niece of Dr. Keh-Shew Lu, the Company's Chairman and Chief Executive Officer. Details of Mr. Yu’s compensation are provided in the Summary Compensation Table of the Company’s proxy statement filed with the United States Securities and Exchange Commission on April 13, 2023 in connection with the Company’s 2023 annual meeting of stockholders. Mr. Yu will receive no additional compensation in connection with his service on the Board and any Board committees. Mr. Yu was not appointed to the Board pursuant to any arrangement or understanding with any other person. Except as described herein, Mr. Yu has no family relationships with any director or executive officer of the Company and there are no transactions in which Mr. Yu has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIODES INCORPORATED

Date:	January 17, 2024	By:	/s/Brett R. Whitmire
Brett R. Whitmire Chief Financial Officer